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                                                                     EXHIBIT 23a

                  CONSENT OF INDEPENDENT PUBLIC ACCCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 24, 2001, included in this Form 10-K, into Colonial Gas Company's previously filed Registration Statement Form S-3, File No. 333-48561.

                                                             ARTHUR ANDERSEN LLP

New York, New York
April 2, 2001